MATINAS
BIOPHARMA

Corporate Presentation

August 2024

www.matinasbiopharma.com
NYSE American: MTNB

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as “expects,” “anticipates,” “intends,” “plans,“ “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma’s product candidates are all in a development stage and are not available for sale or use.

Investment Thesis: LNC Delivery Unlocks Therapeutic Value

Lipid Nanocrystals (LNCs)



- Intracellular delivery
- Oral administration
- Less toxicity
- Targeting beyond the liver

MAT2203

Clinical Validation of LNC Capabilities

Pipeline Products and Opportunities

- Oral Amphotericin B - without nephrotoxicity
- Phase 3–ready

  ORALTO – Treatment of Invasive Aspergillosis in ~216 patients with limited or no treatment options
- Provides effective longer-term fungicidal stepdown therapy for Invasive Fungal Infections
- 12 years of exclusivity*

*QIDP and Orphan designations

- Expand LNC cargo capabilities:
  - small molecule chemotherapeutics
  - oral delivery of small oligonucleotides

    ASOs, siRNA, RNAi
- Focus on ***inflammation*** and ***oncology*** under evaluation

COPYRIGHT MATINAS BIOPHARMA - 2024
MATINAS BIOPHARMA

Lipid Nanocrystals (LNCs): A Clinically Validated Intracellular Delivery Platform



Ca²⁺ ions
Phosphatidyl-
serine bilayer
Hydrophobic drug
Phosphatidylserine

Stable, phospholipid-calcium crystalline nanocrystals



150 – 350 nm

Delivery of small molecules and small oligonucleotides

- Successful oral delivery of therapeutics in infectious disease, inflammation, and oncology

Extra-hepatic targeting

- Selective delivery to targeted tissues facilitated by phosphatidylserine
- Validated Blood-Brain-Barrier penetration with MAT2203 in cryptococcal meningitis

Oral delivery

- Unique structure protects cargo in GI tract
- Particle size obviates first-pass hepatic metabolism

Safe & stable

- Deliver high-target tissue concentrations of drug with low plasma levels and no absorption by non-target tissues
- No evidence of immunogenicity or cytotoxicity

COPYRIGHT MATINAS BIOPHARMA – 2024

Phosphatidylserine Enables Cellular Targeting and Intracellular Delivery

Targeting

Stressed Cells Externalize PS

Normally, PS is confined to the inner layer (facing cytosol)

With cellular stress or injury, PS moves from the inner layer to the outer layer of the cell membrane



CELL MEMBRANE
CYTOSOL
Infection
Inflammation
Injury
Oncogenesis
CELL MEMBRANE
CYTOSOL

PHOSPHATIDYLSERINE (PS)

Delivery

With a wide variety of potential target cells

PROFESSIONAL PHAGOCYTES
- Macrophages/monocytes
- Neutrophils
- Dendritic cells

NON-PROFESSIONAL PHAGOCYTES
- Fibroblasts, epithelial cells, endothelial cells

INJURED/STRESSED CELLS
- Infection
- Inflammation
- Other physiologic stressors

TUMOR CELLS

OTHER IMMUNE CELLS
- T-cells

EXTRACELLUAR PATHOGENS

PS-containing LNCs deliver their cargo to the interior of cells by both phagocytosis and fusion

PHAGOCYTOSIS

PS on the outer layer of injured cells is an "eat-me" signal enabling recognition and uptake by professional phagocytes



Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

FUSION

PS on the outer cell membrane facilitates direct LNC-to-membrane fusion and rapid direct cytosolic delivery



Nanocochleates
Nanocochleate
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Nucleus
Cell
Fusion of nanocochleate with cell membrane

COPYRIGHT MATINAS BIOPHARMA – 2024

MATINAS BIOPHARMA

MAT2203
Oral Amphotericin B

Clinical Validation of LNC Delivery



COPYRIGHT MATINAS BIOPHARMA – 2024

The Growing Threat of Invasive Fungal Infections (IFIs)

WIRED

MARYN MCKENNA SCIENCE AUG 25, 2023 6:00 AM

The Battle Against the Fungal Apocalypse Is Just Beginning

Fungal infections are rising worldwide and climate change may be to blame. Medicine isn't ready.



Nature Reviews Microbiology **2022**

Check for updates

Tackling the emerging threat of antifungal resistance to human health

Matthew C. Fisher[1], Ana Alastruey-Izquierdo[2], Judith Berman[3], Tihana Bicanic[4], Elaine M. Bignell[5], Paul Bowyer[6], Michael Bromley[6], Roger Brüggemann[7], Gary Garber[8], Oliver A. Cornely[9], Sarah. J. Gurr[10], Thomas S. Harrison[4,5], Ed Kuijper[11], Johanna Rhodes[1], Donald C. Sheppard[12], Adilia Warris[5], P. Lewis White[13], Jianping Xu[14], Bas Zwaan[15] and Paul E. Verweij[11,16]

Abstract | Invasive fungal infections pose an important threat to public health and are an under-recognized component of antimicrobial resistance, an emerging crisis worldwide. Across a period of profound global environmental change and expanding at-risk populations, human-infecting pathogenic fungi are evolving resistance to all licensed systemic antifungal drugs. In this Review, we highlight the main mechanisms of antifungal resistance and explore the similarities and differences between bacterial and fungal resistance to antimicrobial control. We discuss the research and innovation topics that are needed for risk reduction strategies aimed at minimizing the emergence of resistance in pathogenic fungi. These topics include links between the environment and One Health, surveillance, diagnostics, routes of transmission, novel therapeutics and methods to mitigate hotspots for fungal adaptation. We emphasize the global efforts required to steward our existing antifungal armamentarium, and to direct the research and development of future therapies and interventions.

New York Times



York Times
SUNDAY, APRIL 7, 2019
Fungus Immune to Drugs Secretly Sweeps the Globe
Mysterious Bug Adds Alarming Dimension to Dangers of Overusing Medicines
By MATT RICHTEL and ANDREW JACOBS

Wall Street Journal

SCIENCE

Dangerous Fungi Are Spreading Across U.S. as Temperatures Rise

Some fungi such as the type that causes Valley Fever might be adapting to endure more heat stress

By *Dominique Mosbergen* Follow

Feb. 1, 2023 10:08 am ET

Save 408 Listen (5 min)



WHO fungal priority pathogens list to guide research, development and public health action

World Health Organization

Scientific American



Fungus *Candida auris* lurks in hospitals, where it infects patients with impaired immune systems. Credit: Juan Gaertner *Science Source*

Deadly Fungi Are the Newest Emerging Microbe Threat All Over the World

June 1, 2021

These pathogens already kill 1.6 million people every year, and we have few defenses against them

By Maryn McKenna



BLIGHT
FUNGI
AND THE COMING PANDEMIC
Emily Monosson

Wall Street Journal

https://www.wsj.com/articles/deadly-fungal-infection-candida-a

Deadly Fungal Infections Confound Doctors—'It's Going to Get Worse'

Once a freak occurrence, fungi resistant to standard drugs now threaten millions of vulnerable Americans

By *Dominique Mosbergen* Follow

June 22, 2023 9:59 am ET

NBC Nightly News



DEADLY FUNGUS SPREADING IN U.S.
NIGHTLY NEWS

COPYRIGHT MATINAS BIOPHARMA – 2024

MATINAS BIOPHARMA

MAT2203: Unlocking the Full Potential of Amphotericin B

Innate Amphotericin B Characteristics	−	IV Amphotericin B Limitations	=	Unlocked Potential
✓ **POTENT –** broad-spectrum fungicidal		✗ Only available through IV administration		✓ Available systemically and orally (crosses BBB following oral administration)
✓ Minimal drug-drug interactions		✗ Significant toxicity and side effects		✓ Well-tolerated and safe
✓ Low propensity for resistance		✗ High systemic exposure distributed throughout the body		✓ Delivered directly into infected tissues
✓ Active against susceptible and emerging drug-resistant fungal infections		✗ Must be administered in hospital, increasing costs		✓ Cost-effective with potential for significant health economic benefits

MAT2203 is a promising potential therapeutic option
for the treatment of MULTIPLE serious and life-threatening fungal infections

COPYRIGHT MATINAS BIOPHARMA – 2024

EnACT: Phase 2 Clinical Validation of Safety and Efficacy

EnACT Clinical Data in Cryptococcal Meningitis
Validates the Use of the LNC Platform to Enable Oral Administration and Overcome Toxicity

Exceeded the primary endpoint threshold

- EFA for MAT2203 was 0.42 (95% CI 0.29 to 0.55)

(primary endpoint threshold was 0.20)

All patients completing induction achieved CSF sterility

- 97% for patients receiving MAT2203
- 76% for patients receiving SOC

No breakthrough Infections

- Over 10 weeks, patients showed no breakthrough infections post-MAT2203 treatment

Survival at Day 30

- 98% for patients receiving MAT2203
- 88% for patients receiving IV AMPB (SOC)

MAT2203 was safe and well-tolerated over 6 weeks of treatment

- Repeat dosing showed no renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

COPYRIGHT MATINAS BIOPHARMA – 2024
MATINAS BIOPHARMA

Results of EnACT Published in Highly Regarded Peer-Reviewed Journal

Clinical Infectious Diseases

MAJOR ARTICLE

IDSA Infectious Diseases Society of America

hivma hiv medicine association

OXFORD

Oral Lipid Nanocrystal Amphotericin B for Cryptococcal Meningitis: A Randomized Clinical Trial

David R. Boulware,[1,a] Mucunguzi Atukunda,[2,a] Enock Kagimu,[2] Abdu K. Musubire,[2] Andrew Akampurira,[2] Lillian Tugume,[2] Kenneth Ssebambulidde,[2,3] John Kasibante,[2] Laura Nsangi,[2] Timothy Mugabi,[2] Jane Gakuru,[2] Sarah Kimuda,[2] Derrick Kasozi,[2] Suzan Namombwe,[2] Isaac Turyasingura,[2] Morris K. Rutakingirwa,[2] Edward Mpoza,[2] Enos Kigozi,[4] Conrad Muzoora,[4] Jayne Ellis,[2] Caleb P. Skipper,[1] Theresa Matkovits,[5] Peter R. Williamson,[3] Darlisha A. Williams,[1] Ann Fieberg,[6] Kathy H. Hullsiek,[6] Mahsa Abassi,[1] Biyue Dai,[6] and David B. Meya[1,2]

[1]Department of Medicine, University of Minnesota, Minneapolis, Minnesota, USA; [2]Infectious Diseases Institute, Makerere University, Kampala, Uganda; [3]Laboratory of Clinical Immunology and Microbiology, National Institute of Allergy and Infectious Diseases, National Institutes of Health, Bethesda, Maryland, USA; [4]Department of Medicine, Mbarara University of Science and Technology, Mbarara, Uganda; [5]Matinas Biopharma Nanotechnologies, Bedminster, New Jersey, USA; and [6]Division of Biostatistics, School of Public Health, University of Minnesota, Minneapolis, Minnesota, USA

COPYRIGHT MATINAS BIOPHARMA – 2024

MATINAS BIOPHARMA

MAT2203 Expanded Access Program – Targeted Treatment of IFIs Throughout the Body



Sinus

Mucor nidicola
Pansinusitis (head)

Lung

Aspergillus calidoustus
Pulmonary aspergillosis

Fusarium
Pneumonia

Rhizopus microsporus, Aspergillus fumigatus
Deep tissue infection

Mucor and Aspergillus species
Pneumonia

Rhizopus oryzea (2 Cases)
Pulmonary mucormycosis

Bladder & Colon

Candida glabrata
Retroperitoneal abscess

Candida krusei
Chronic hemorrhagic cystitis

Skin graft

Fusarium falciforme
Wound infection

Brain

Coccidioidomycosis **(2 Cases)**
Meningitis

Cryptococcosis
Meningitis

Histoplasma
Meningitis

Fusarium solani
Meningitis

Aspergillus fumigataffinis
Brain abscess

Skin

Prototheca wickerhamii
Sporotrichoid Lymphocutaneous

Fusarium
Deep tissue infection

Rhizopus arrhizus
Cellulitis

Aspergillus fumigatus
Breast *abscess*

Bone

Rhodotorula mucilangionsa
Osteomyelitis

Rhizopus arrhizus mucormycosis
Osteomyelitis - FACE

COPYRIGHT MATINAS BIOPHARMA - 2024
MATINAS BIOPHARMA

MAT2203 Expanded Access/Compassionate Use Program

Demonstrated Efficacy in Treatment of Patients with Limited Treatment Options

- 31 patients with no other treatment options have enrolled to receive or have completed treatment with MAT2203 with 6 additional requests under evaluation
  - Notable Healthcare Institutions: NIH, University of Michigan, Johns Hopkins, City of Hope, Nationwide Children's Hospital, Vanderbilt University Medical Center, Memorial Sloan Kettering, University of California, San Diego School of Medicine, Children's Hospital of Philadelphia, NY Presbyterian/Weill Cornell Medical Center, Thomas Jefferson University Hospital, University of North Carolina, University of Iowa
- Patients were not responding/resistant to/or unable to receive, azole therapy
- Patients were switched to treatment with IV Amphotericin B with clinical response but unable to tolerate treatment due to renal toxicity
  - All patients hospitalized to monitor/manage renal safety and most received IV electrolyte supplementation
- Following oral MAT2203 initiation, patients were discharged to continue treatment at home
- Renal toxicity reversed and renal function returned to baseline after switching to MAT2203
- All patients who received at least two weeks or more of treatment had positive clinical outcomes with significant success stories of full recovery in majority of patients

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MATINAS BIOPHARMA

Compassionate Use - *Recovery from IV Amphotericin B Kidney Toxicity with MAT2203*

A 38 y/o female with systemic lupus erythematosus on chronic hydroxychloroquine and prednisone presented with a progressively enlarging wound on her left foot.



05/2022:
Initial admission
07/2022:
Patient admitted twice for dysgeusia, nausea, vomiting, hypoK, hypoMg
11/2023:
MR foot without signs of active osteomyelitis
04/2023:
Patient remains without signs of infection
06/2022
08/2022
01/2023
IV Ampho-B
Oral MAT2203
L achilles tendon debridement
L partial calcanectomy; Bone biopsy
Culture – Rhodotorula mucilaginosa



Creatinine stabilized
Creatinine (mg/dL)
0
0.2
0.4
0.6
0.8
1
4/1
7/1
10/1
1/1
3/1
Date



Potassium stabilized
Potassium (mmol/L)
0
1
2
3
4
5
K⁺repletion
4/1
2022
7/1
10/1
1/1
2023
3/1
Date

COPYRIGHT MATINAS BIOPHARMA - 2024

High Unmet Medical Need in Invasive Aspergillosis (IA) with Limited Treatment Options

- IA is a serious, life-threatening fungal infection that occurs primarily in severely immunocompromised patients with hematologic malignancies and transplant recipients
  - ~15,000 new cases per year in the U.S.
  - WHO, CDC, and FDA all consider it a ***critical priority*** and a global public health concern
- IDSA Guidelines recommend treatment with mold-active azoles as first-line treatment for 6-12 weeks
  - Azole use requires fungal expertise to manage toxicities and significant DDIs that can limit duration of use
  - Resistance to azoles is increasing globally
  - Breakthrough IA now being reported in patients receiving antifungal prophylaxis (azoles)
    - Failures attributed to non-compliance, poor absorption, DDIs, or infection with drug-resistant Aspergillus species
- Unmet medical need highest in IA patients who cannot take azoles
  - ~3,000-5,000 cases per year in the U.S.
  - Include patients with resistance, intolerance, DDIs, breakthrough infections
  - No other good long-term oral options
  - Rare disease/orphan commercial opportunity



Bazaz R *et al.*
Pharmaceutical Journal 2019

COPYRIGHT MATINAS BIOPHARMA - 2024

MAT2203 Regulatory and Development Strategy

- Near-term development strategy refined to narrow initial target indication: treatment of invasive aspergillosis in patients with limited treatment options (azole-intolerant, azole-resistant, or not effectively managed with an azole)
  - Potential registration through leveraging LPAD pathway
  - Other regulatory designations protected and maintained (QIDP, ODD, Fast-Track, potential for Breakthrough Therapy)
- In February 2024, reached agreement with FDA on a single Phase 3 Registration Trial in support of an NDA for the treatment of invasive aspergillosis in patients with limited treatment options (the "ORALTO" Trial)
- Preparations underway with global CRO in preparation for Phase 3 study implementation
- Non-binding term sheet executed and development and commercial partnership discussions ongoing

COPYRIGHT MATINAS BIOPHARMA - 2024

FDA-Agreed Phase 3 Study Design in Invasive Aspergillosis (IA) (the “ORALTO” Trial)

- ➢ To demonstrate that initial treatment with IV LAMB followed by step-down to oral MAT2203 is comparable to (noninferior) SoC treatment in adult patients with Invasive Aspergillosis (IA) who are unable to receive treatment with a mold-active azole and have limited alternative treatment options
- ➢ Patients will be randomized 2:1 to receive either oral MAT2203 (Experimental Arm) or continued IV LAMB followed by Standard of Care (Comparator Arm)



IA INITIAL TREATMENT
Randomize (2:1)
“STEP-DOWN” TREATMENT
Experimental Arm n=144
MAT2203 (1200 mg/day)
IV LAMB
n=~216
Comparator Arm n=72
Continued IV LAMB followed by SoC
0
UP TO 2 DAYS
WEEK 12

Treatment of IA in patients with LIMITED TREATMENT OPTIONS
- Fungal pathogen not susceptible to azoles
- Risk for toxicity or drug-drug interactions with azoles
- Other clinical contraindications for azole use

PRIMARY ENDPOINT
- All-Cause Mortality at Study Day 42

SECONDARY ENDPOINTS
- Global response to treatment
- All-cause mortality at 84 days
- Safety and tolerability
- Pharmacoeconomic impact

KEY SECONDARY SUPERIORITY SAFETY ENDPOINT
- Treatment discontinuation or dose adjustment due to treatment-related toxicity
  - Renal toxicity: serum creatinine >1.5X baseline
  - Hypokalemia: serum K^+ < 3.0 mmol/L or requiring K^+ supplementation
  - Infusion-related reaction
  - Hepatic toxicity
  - Clinically significant azole DDI requiring medical intervention
  - Severe GI intolerance requiring medical intervention
  - Other toxicity that resulted in discontinuation and/or change in dose

** Phase 3 trial start dependent on securing partnership*

COPYRIGHT MATINAS BIOPHARMA - 2024
MATINAS BIOPHARMA

MAT2203 Value Proposition

AMPHOTERICIN B + ORAL ADMINISTRATION + LACK OF NEPHROTOXICITY = Safe, long-term oral step-down Tx with a potent fungicidal agent

LIFE CYCLE MANAGEMENT

Phase 2
Cryptococcal Meningitis
(Proof of Concept)

Phase 3
Invasive Aspergillosis
Oral step-down therapy
(Limited- or no-treatment Option Patients)

LCM
- Treatment of Other IFIs
- Prophylaxis

VALUE →

Near-Term Development Strategy:
Focused strategy on Phase 3 registration trial in Invasive Aspergillosis in patients with limited or no treatment options under the Limited Population Pathway for Antifungal Drugs (LPAD)*

* Evaluated at time of NDA filing

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MATINAS BIOPHARMA

LNCs Beyond Infection

Efficient and Safe Delivery of Small Oligonucleotides and Chemotherapeutics in Inflammation and Oncology



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MATINAS BIOPHARMA

Unlocking the Full Potential of the LNC Platform

Proven Delivery of Cargo

Oral Formulations of Anti-Infectives
- MAT2203
- Remdesivir

Oral Delivery of Small Oligonucleotides
- siRNA
- ASO

Oral Formulations of Chemotherapeutics
- Docetaxel

Potential Therapeutic Applications

INFECTION
- Anti-infectives
- Antivirals

INFLAMMATION
- Autoimmune diseases
- Neuro-inflammatory diseases
- Acute/chronic Inflammatory diseases

ONCOLOGY
- Hematologic & solid tumor malignancies

Matinas is working internally and with third parties to broaden its portfolio of LNC-based therapeutics

COPYRIGHT MATINAS BIOPHARMA – 2024

LNCs are Avidly Taken up by Innate Immune Cells - *Potential in Inflammation*

Ex-vivo LNC Uptake in Human Whole Blood

80 ug/mL LNC
512 ng/mL Cy5-labeled siRNA cargo



Percent of cells with uptake
0
20
40
60
80
100
0.3
63.1
99.9
3.8
70.8
97.5
0.2
39.9
94.5
0.0
0.3
81.6
Neutrophils
Monocytes
mDC
pDC
Time 0
3 hours
24 hours



multipotent hematopoietic stem cell (hemocytoblast)
myeloid stem cell
lymphoid stem cell
megakaryocyte
erythrocyte
mast cell
myeloblast
natural killer cell (large granular lymphocyte)
small lymphocyte
T lymphocyte
B lymphocyte
plasma cell
platelets
basophil
neutrophil
eosinophil
monocyte
macrophage
dendritic cell
Plasmacytoid DC (pDC)
Conventional DC Type 1 (cDC1)
Conventional DC Type 2 (cDC2)
Monocyte-derived DC (mo-DC)
Langerhans cells (LC)

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MATINAS BIOPHARMA

Effect of Oral LNC IL-17A RNAi in a Murine Imiquimod (IMQ) Psoriasis Model

Scaling



Back skin scale score
* - p < 0.001 (Day 4-7)
0 1 2 3 4 5 6 7 8
Day



Day 7
Back skin scale score
Naiive
IMQ
LNC 1
LNC 2
IL-17 Ab

Redness



Redness score
* - p < 0.001 (Day 4-7)
0 1 2 3 4 5 6 7 8
Days on Study



Day 7
Redness
Naiive
IMQ
LNC 1
LNC 2
IL-17 Ab



BalbC mice
(n = 50)

5 Groups

- Naïve
- IMQ only
- LNC1 | 10 µg/mouse daily (oral gavage)
- LNC2 |
- IL-17A murine Ab 1 mg/kg i.p. qod



Change in IL-17A Tissue mRNA at Day 7
(5 per group)
Fold change
2.0
1.5
1.0
0.5
0.0
47%↓
Naive
IMQ
LNC 1
LNC 2
IL-17A Ab

Changes in serum cytokine levels not expected in this model

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MATINAS BIOPHARMA

Effect of Oral LNC-TNFα RNAi in a Murine DSS Acute Colitis Model



Female C57BL/6 mice
(n = 55)

6 Groups

- Untreated control
- DSS alone
- DSS + oral LNC 1
- DSS + oral LNC 2
- DSS + oral Scrambled LNCs
- DSS + anti-TNFα Ab — 0.167 mg/mouse on day 0, 4 and 6

pre-Rx for 2 days, then qd
10 ug/dose



G1-DSS (3.5%)-Control
G2-LNC1+DSS
G3-LNC2+DSS
G4-Scrambled LNC+DSS
G5-anti-TNFa Ab+DSS
G6-Control (Naive)
p < 0.01 – Day 7-11
p < 0.05 – Day 10-14
p < 0.001 – Day 7-14
DSS alone vs. LNC2
Disease Activity Index
0 1 2 3 4 5 6
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Day
DSS 3.5%



Change in TNFα Tissue mRNA at Day 14
(5 per group)
Fold change
0 1 2 3 4 5 10 15
45%↓
Naive
DSS
LNC 1
LNC 2
SCR
TNFa Ab



Serum TNFα at Day 14
pg/ml
0 10 20 30
p = 0.014
37%↓
Naive
DSS
LNC 1
LNC 2
SCR
TNFa Ab

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MATINAS BIOPHARMA

LNCs Target PS on Tumor Cells - *Potential Opportunities in Oncology*


Healthy Cell
Phosphatidylserine (PS)
Tumor Cell

PS is confined to the interior leaflet of the cellular plasma membrane

LNCs ***not*** taken up by normal cells

PS is exposed on the surface of tumor cells

LNCs avidly taken up by cells expressing PS on their surface

Targeted delivery provides strong opportunities

Improved Therapeutic Index ▶ Improved safety & tolerability
Enhanced efficacy

Anti-tumor small oligos ▶ New therapeutic options

COPYRIGHT MATINAS BIOPHARMA - 2024

In vivo Therapeutic Efficacy of Oral Docetaxel LNCs in a Murine Syngeneic Melanoma Model



Tumor volume (mm3)
2000
1500
1000
500
0
Untreated
IV-Docetaxel
High Dose LNC-docetaxel
Low Dose LNC-docetaxel
-57%
-63%
-68%
5
7
10
12
14
Time after tumor inoculation (Days)

Female C57BL/6 mice

(n = 40)



Implant cells
Tumor Growth
Treatment
Day 0
Day 5
Day10
Day 14

Untreated control (with tumors)
Docetaxel 0.15 mg/mouse iv on day 5 and day 10
Oral LNC-docetaxel - high dose – 0.5 mg/day 5-13
Oral LNC-docetaxel - low dose – 0.17 mg/day 5-13



Reductions in tumor volume and tumor weight comparable to that seen with IV-docetaxel

No significant effect of daily oral LNC-docetaxel treatment on body weight or hematologic parameters

COPYRIGHT MATINAS BIOPHARMA - 2024

MATINAS BIOPHARMA

Oral LNC-Docetaxel Markedly Reduces Toxicity



Study End – Day 22
Body weight with oral LNC-Docetaxel not different than control
5%
-5%
-15%
-25%
% Change in Body Weight
Control
LNC Docetaxel
IV Docetaxel
Average Peak Weight Loss with IV Docetaxel -20 ± 8 %
(1 died)
5
10
15
20
25
Day
IV Docetaxel
LNC Docetaxel
30 mg/kg/dose
37.5 mg/kg/dose



Healthy C57BL/6 mice (n = 24)

Oral saline (control)

Docetaxel 0.6 mg/mouse iv q week x 3

Oral LNC-docetaxel 0.75 mg/mouse daily through day 22

KEY TAKEAWAYS

- Through Day 22, the total amount of docetaxel administered with oral LNC-docetaxel was more than 8x greater than with IV-docetaxel.
- Mice treated with oral LNC-docetaxel maintained their body weight; statistically no different than controls.
- All mice treated with IV-docetaxel lost a significant amount of weight (toxicity)—an average peak loss of 20%.
- The daily administered oral LNC-docetaxel dose was 50% higher (total administered drug 3.5x greater) than the LNC-docetaxel dose administered in the previous melanoma study.

COPYRIGHT MATINAS BIOPHARMA – 2024

Recent Key Advances Highlight Broader Applicability of LNC Platform Capabilities

Oncology

- Successful *in vivo* oral delivery of LNC-docetaxel in a melanoma tumor model
  - Reductions in tumor weight and volume comparable to IV docetaxel
  - No adverse effects on body weight or hematologic parameters
- Corroboration of safety in an additional *in vivo* study with higher dose/longer docetaxel Rx in healthy mice
  - Daily oral dose 50% higher than prior study
  - Total drug administered 3.5x higher than prior study
  - No weight loss – compared with 20% peak weight loss with IV-docetaxel

Inflammation

- Successful *in vivo* oral LNC delivery of 2 different RNAi oligonucleotides targeting inflammatory cytokines
- Documented biological activity and therapeutic impact in two different disease models.

Psoriasis (IL-17A)

- Reduction in tissue IL-17A mRNA levels (skin)
- Statistically significant improvement in clinical scoring of skin lesions
- Reductions in tissue TNFα mRNA levels (colon)

Colitis (TNFα)

- Statistically significant reductions in serum TNFα levels
- Statistically significant improvement in disease activity scores

Key LNC Capabilities

- ***Oral delivery***
- ***Delivery of active therapeutics to diseased tissues outside the liver***
- ***Low blood levels of active drug, with potential for improved safety***

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MATINAS BIOPHARMA

Expanding LNC Intellectual Property Portfolio

Increasing Patent Portfolio to Increase Protection and Exclusivity

MAT2203 potentially entitled to **12+ years of marketing exclusivity**
(QIDP & Orphan designations)

Owned and Licensed Global Platform IP with potential **protection out to 2044**

Recent patent applications **based on formulation work with small oligonucleotides and in oncology**

Strong IP & Regulatory Designations

COPYRIGHT MATINAS BIOPHARMA – 2024

MATINAS BIOPHARMA

Experienced Leadership Team

EXECUTIVE TEAM



Jerome D. Jabbour, J.D.
Chief Executive Officer

Reliant Pharmaceuticals



Thomas Hoover, MBA
Chief Business Officer

Millendo Therapeutics, Sunovion, GSK



Theresa Matkovits, Ph.D.
Chief Development Officer

NPS Pharmaceuticals, Novartis, The Medicines Company



James Ferguson, M.D.
Chief Medical Officer

Amgen, The Medicines Company, AstraZeneca



Keith Kucinski, CPA, MBA
Chief Financial Officer

Par Pharmaceutical, Barr Pharmaceuticals, Inc.



Hui Liu, Ph.D., MBA
Chief Technology Officer

Allergan, Alcon, Seqirus – A CSL Company

BOARD OF DIRECTORS

Eric Ende, M.D., MBA
Chairman of the Board
Genzyme – A Sanofi Company, Merrill – A Bank of America Company

Herbert Conrad
Director
Pharmasset, Celldex Therapeutics, Roche, Reliant Pharmaceuticals

James Scibetta
Director
ImmuneID, Maverick Therapeutics, Pacira Pharmaceuticals, Inc.

Kathryn Corzo
Director
bit.bio – The Cell Coding Company, Takeda, Sanofi

Natasha Giordano
Director
PLx Pharma Inc., Xanodyne Pharmaceuticals, Inc.

Matthew Wikler, M.D., MBA
Director
The Medicines Company, FDA

Jerome D. Jabbour, J.D.
CEO
Reliant Pharmaceuticals

COPYRIGHT MATINAS BIOPHARMA – 2024

Investment Thesis

Financial Summary

Runway into Q2 2025

$14.3M in Cash, Cash Equivalents and Marketable Securities at 6/30/24

Non-Dilutive Financing Options

2024 Milestones

✓ Q2 –	Additional *in vivo* Oral Delivery of Small Oligonucleotides Targeting Inflammation
✓ Q2 –	*In vivo* Evaluation of Additional Chemo-toxic Agents Delivered with LNCs
✓ Q2 –	Evaluation of LNC-docetaxel in Additional Tumor Models

Q3 –	Potential MAT2203 Global Partnership
Q4 –	Initiation of ORALTO Phase 3 Trial

Solid Value "Foundation"

MAT2203 (Infection)

- Clinically Validated
- Clear Registration Pathway
- Highest unmet need

Potential UPSIDE

LNC ORAL Delivery of Small Oligonucleotides in Inflammation

LNCs to Improve Therapeutic Index of Chemotherapeutic Agents in Oncology

Toward

Establishing Internal and External Pipelines

COPYRIGHT MATINAS BIOPHARMA – 2024

MATINAS BIOPHARMA